UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2020, the Company promoted Rodger Fuller to the position of Executive Vice President, where he will be responsible for all Industrial and Consumer operations globally, which also includes the Company's Display and Packaging and Protective Solutions segments.

Mr. Fuller, 58, joined Sonoco in 1985 and has held several senior leadership positions. He was most recently Senior Vice President, Global Consumer Packaging, Display and Packaging and Protective Solutions, and previously served as Senior Vice President, Paper/Engineered Carriers U.S./Canada & Display and Packaging. Prior to this, he was Group Vice President, Paper and Industrial Converting, U.S. and Canada, and Vice President, Global Primary Materials Group. He has a BS degree in Business from Berry College and MBA from Emory University.

In connection with Mr. Fuller’s promotion to Executive Vice President, Global Industrial and Consumer, the Company's Executive Compensation Committee approved the following adjustments to his compensation. Effective February 1, 2020, Mr. Fuller’s base salary was increased 21% and his annual incentive compensation threshold, target and maximum payouts will be increased to 34%, 85%, and 170%, respectively, beginning January 1, 2020. Mr. Fuller was also granted an increase of $500,000 to his annual equity award. The increase in base salary, incentive compensation and equity award was determined using national market surveys and peer company data consistent with the Compensation Committee’s existing practices. Rodger will report to Howard Coker.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index
99	News Release dated February 12, 2020, announcing the promotion of Rodger Fuller to Executive Vice President
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: February 14, 2020	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer